SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Gold & Precious Metals Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

Terence P. Brennan, Director. Lead Portfolio Manager of the fund. Joined the fund in 2011.

Michael J. Bernadiner, Director. Portfolio Manager of the fund. Joined the fund in 2013.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

Terence P. Brennan, Director. Lead Portfolio Manager of the fund. Joined the fund in 2011.

●	Portfolio Manager for Commodities: New York.

●	Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004-2010).

●
Joined Deutsche Asset & Wealth Management in 1999, previously serving as emerging markets analyst covering Eastern Europe. Prior to that, served as emerging market fund analyst at Merrill Lynch Asset Management and held various research and business analyst positions with various financial services firms.

●	BA, Fordham University.

Michael J. Bernadiner, Director. Portfolio Manager of the fund. Joined the fund in 2013.

●	Portfolio Manager for Commodities: New York.

●	Joined Deutsche Asset & Wealth Management in 1998 with one year of industry experience. Prior to joining, served as a Research Assistant at UBS Asset Management.

●	BS, Stern School of Business, New York University.

Please Retain This Supplement for Future Reference
October 25, 2013
PROSTKR-310